UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMM

Putnam Managed Municipal Income Trust

Semiannual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Terms and definitions	13
Other information for shareholders	14
Summary of dividend reinvestment plans	15
Financial statements	17
Shareholder meeting results	49

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 12, 2015

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund's managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam's fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Education

School districts, colleges, universities, student loan programs

Health care

Hospitals, long-term-care facilities

Housing

Single and multi-family housing

Industrials

Chemical, container, paper, and waste management companies

Infrastructure

Highways, bridges, tunnels, roads, airport facilities

Utilities

Public and private utilities, waterworks, sewers

Identified project areas are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. For more recent information on fund holdings, see pages 18–38.

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Putnam Managed Municipal Income Trust

Net asset value
Market price
Price per share
12
11
10
9
8
7
6
5
4
10/11
10/12
10/13
10/14
4/15

2 Managed Municipal Income Trust

Managed Municipal Income Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — at NAV
Putnam Managed Municipal Income Trust (NYSE ticker: PMM)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
High Yield Municipal Debt Funds (closed-end)
6.70
6.20
5.94
5.93
4.63
6.18
8.40
4.75
8.76
6.84
3.47
7.32
10.97
4.80
9.85
3.91
1.16
2.94
LIFE OF FUND
(since 2/24/89)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4     Managed Municipal Income Trust

Interview with your fund’s portfolio manager

Paul M. Drury, CFA

What was the market environment like for municipal bonds during the six-month reporting period ended April 30, 2015?

Uncertainties surrounding the timing of the Federal Reserve’s first rate hike since June 2006 contributed to heightened interest-rate volatility during the period, as did growth worries and diverging central bank policies around the globe. Prospects for higher U.S. interest rates contributed to a rally in the U.S. dollar, which appreciated strongly against foreign currencies. Falling energy prices also added another dimension to the debate about growth as lower prices rippled through the economy and helped to ease inflationary pressures. Geopolitical tensions in the Middle East sparked a flight to quality at times during the period, as investors generally became more cautious in their outlook.

Municipal bonds benefited from the Fed’s forward guidance during the period, which suggested that the central bank would not rush to raise interest rates. This past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of their first rate increase. Subsequently, in March, the Fed removed the word “patient” from its statement about plans for raising interest rates — a change in wording that was expected, but the central bank also tempered its outlook for the U.S. economy and inflation. Fed Chair Janet Yellen added that when rates start to increase, they might not approach

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/15. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Managed Municipal Income Trust     5

long-term “normal” levels for some time. The overall dovish tone of Yellen’s statement was well received by investors, as it signaled a more gradual path to the normalization of interest rates than many investors had anticipated. Just before the close of the reporting period, Yellen acknowledged recent weakness in the U.S. economy but left open the possibility of raising rates in the second half of 2015.

How did Putnam Managed Municipal Income Trust perform against this backdrop?

With interest rates low and fundamental credit quality stable, investors continued to seek out the yields offered by relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors. Consequently, credit spreads [the difference in yield between higher- and lower-quality municipal bonds] tightened during the period, resulting in slightly better returns for lower-quality investments than for higher-quality investments.

Municipal bond prices also benefited from favorable supply/demand, as inflows continued throughout the period. While supply is up significantly year over year, it has been dominated by refunding issuance, as municipal issuers replaced their older, higher-coupon bonds with lower-yield debt. The increased supply has generally been met with strong demand.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     Managed Municipal Income Trust

“In our opinion, the general fiscal
health and creditworthiness of the
municipal bond market are solid.”

Paul Drury

The fund was well positioned for this environment, outperforming its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group for the six months ended April 30, 2015.

Are your key investment themes, with their defensive orientation, still in place?

We maintained our slightly defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns in 2014 could be attributed primarily to a combination of lower interest rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We achieved this by maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed that carrying a slightly higher-than-average cash balance gave us greater flexibility to act swiftly in the event that timely investment opportunities presented themselves.

As for portfolio positioning, the fund retained an overweight exposure to municipal bonds rated A and Baa relative to the benchmark during the period. We continued to

Portfolio allocation by state

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/15. Investments in Puerto Rico represented 0.9% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Managed Municipal Income Trust     7

emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes. We maintained our underweight exposure to issuers in Puerto Rico relative to the fund’s Lipper peer group, given our negative credit outlook for the Commonwealth. At the sector level, we favored transportation, higher education, continuing care retirement communities, and essential service utilities bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this positioning contributed positively to performance.

Our shorter-duration interest-rate positioning was a modest detractor from relative performance versus our Lipper peers, as interest rates moved lower during the period. An underweight position in non-rated bonds versus our Lipper peers also was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

How do you think the dramatic decline in oil prices will play out across the municipal bond market?

Lower oil and energy prices should be a net positive for the municipal bond market, in our opinion. We believe certain sectors, such as

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Managed Municipal Income Trust

transportation — notably airlines — and toll roads, could see a positive impact from the decline in prices. However, we also believe that oil-producing states, such as Texas, North Dakota, and Alaska, are likely to see falling revenues as production decreases or ceases for a period of time. In the cases of Alaska and North Dakota, however, these states typically have not issued much municipal bond debt and have set aside healthy reserves to ease budget pressures that typically accompany such a downturn. In the case of Texas, we believe the decline in oil and energy prices could be more widely felt. If oil prices remain low for an extended period of time, affected issuers may come under more pressure, in our opinion. The susceptibility of local G.O. bonds to macroeconomic developments, such as a sharp decline in oil prices, reinforces our predisposition to underweight G.O. bonds in the portfolio relative to the benchmark.

What factors are likely to influence the performance of municipal bonds in the coming months?

Questions about the timing of a Fed interest-rate hike are likely to dominate the public discourse and may fuel market volatility until the central bank acts. Thus, we believe the Fed’s actions, along with the direction of longer-term U.S. Treasuries, will highly influence the performance of municipal bonds in 2015.

In our opinion, the general fiscal health and creditworthiness of the municipal bond market are solid. Despite some high-profile outliers, such as Detroit and Puerto Rico that have garnered much media attention, we expect defaults to remain low and that they could even decline further as the U.S. economy recovers. The default rate, which stood at 0.03% for 2014 [according to Bank of America Merrill Lynch], is a tiny fraction of the $3.6 trillion municipal bond market, and we don’t believe defaults are likely to increase meaningfully in the foreseeable future. That said, we would expect the State of Illinois, City of Chicago, and Puerto Rico to continue to be in the headlines, as they contend with budget and pension issues.

Prospects for tax reform appear to constitute little risk at this point, in our opinion. However, we are closely monitoring the various proposals and believe any momentum for change will more likely come after the 2016 elections.

With credit spreads the tightest that they have been in five years, we expect performance will be driven less by price appreciation potential and more by the tax-free income opportunities afforded by municipal bonds. In today’s low interest-rate environment where investors continue to search for attractive yield opportunities, we believe many will look to tax-exempt investments to help them keep more of what they earn.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Managed Municipal Income Trust     9

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

10     Managed Municipal Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/15

	NAV	Market price	Barclays Municipal Bond Index	Lipper High Yield Municipal Debt Funds (closed-end) category average*
Annual average
(life of fund) (2/24/89)	6.70%	6.11%	6.20%	5.94%
10 years	77.87	93.84	57.19	82.51
Annual average	5.93	6.84	4.63	6.18
5 years	49.68	38.96	26.09	52.33
Annual average	8.40	6.80	4.75	8.76
3 years	21.97	14.23	10.78	23.65
Annual average	6.84	4.54	3.47	7.32
1 year	10.97	9.26	4.80	9.85
6 months	3.91	5.45	1.16	2.94

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Performance includes the deduction of management fees and administrative expenses.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/15, there were 11, 11, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Managed Municipal Income Trust     11

Fund price and distribution information For the six-month period ended 4/30/15

Distributions — common shares
Number	6
Income 1	$0.2178
Capital gains 2	—
Total	$0.2178
Distributions — preferred shares	Series A (245 shares)	Series C (1,980 shares)
Income [1]	$71.24	$33.67
Capital gains [2]	—	—
Total	$71.24	$33.67
Common Share Value	NAV	Market Price
10/31/14	$7.94	$7.17
4/30/15	8.03	7.34
Current rate (end of period)	NAV	Market Price
Current dividend rate [3]	5.42%	5.93%
Taxable equivalent [4]	9.58	10.48

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 The most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	NAV	Market price
Annual average
(life of fund) 2/24/89	6.73%	6.14%
10 years	81.41	97.44
Annual average	6.14	7.04
5 years	52.71	42.38
Annual average	8.84	7.32
3 years	24.69	15.61
Annual average	7.63	4.95
1 year	13.20	12.90
6 months	5.36	7.53

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust     13

Other information for shareholders

Important notice regarding share repurchase program

In September 2014, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2014, up to 10% of the fund’s common shares outstanding as of October 7, 2014.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14     Managed Municipal Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Managed Municipal Income Trust     15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16     Managed Municipal Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust     17

The fund’s portfolio 4/30/15 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AMBAC AMBAC Indemnity Corporation

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

GNMA Coll. Government National Mortgage Association Collateralized

NATL National Public Finance Guarantee Corp.

Radian Insd. Radian Group Insured

SGI Syncora Guarantee, Inc.

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (128.7%)*	Rating**	Principal amount	Value
Alabama (1.3%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds (Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	$1,100,000	$1,202,795
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6 1/2s, 10/1/53	BBB–	500,000	581,870
zero %, 10/1/46	BBB–	3,950,000	2,585,947
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	1,000,000	1,184,430
			5,555,042
Arizona (5.1%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. A, 4 1/2s, 3/1/30	A3	1,750,000	1,885,030
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.)
Ser. A, 7 5/8s, 12/1/29 (escrow) F	D/P	1,800,000	5,380
7 1/4s, 12/1/19 (escrow) F	D/P	1,000,000	2,989
Coconino Cnty., Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	A3	2,000,000	2,213,280
Maricopa Cnty., Poll. Control Rev. Bonds (El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	2,200,000	2,555,300
Navajo Cnty., Poll. Control Corp. Mandatory Put Bonds (6/1/16) (AZ Pub. Svc. Co. Cholla Pwr. Plant), Ser. E, 5 3/4s, 6/1/34	A3	1,950,000	2,049,392
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6s, 7/1/32	BB/F	200,000	214,296
(Choice Academies, Inc.), 5 5/8s, 9/1/42	BB+	315,000	327,118
(Choice Academies, Inc.), 5 3/8s, 9/1/32	BB+	675,000	701,210
(Great Hearts Academies), 5s, 7/1/44	BB+	1,975,000	2,033,361
(BASIS School, Inc.), 5s, 7/1/35	BB	900,000	922,284
(Choice Academies, Inc.), 4 7/8s, 9/1/22	BB+	905,000	949,508

18     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	$1,140,000	$1,141,870
Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	A–	2,000,000	2,430,440
5s, 12/1/37	A–	2,000,000	2,288,960
5s, 12/1/32	A–	570,000	649,202
Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship Village), Ser. A, 6 1/4s, 12/1/42	BB–/P	1,000,000	1,085,550
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds (Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,000,000	1,020,200
			22,475,370
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds (Ouachita Baptist U.), 6s, 3/1/33	BB+/P	840,000	877,061
			877,061
California (14.5%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6s, 7/1/31	BBB+/F	660,000	764,478
(O’Connor Woods), 5s, 1/1/33	A+	600,000	670,560
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/37	A–	1,105,000	1,154,427
CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/8s, 6/1/30	Baa1	1,000,000	1,163,890
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,154,290
CA Poll. Control Fin. Auth. Solid Waste Disp. FRB (Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	A–	2,150,000	2,220,262
CA Poll. Control Fin. Auth. Solid Waste Disp. 144A Rev. Bonds (Waste Management, Inc.), Ser. A-2, 5.4s, 4/1/25	A–	1,760,000	1,783,760
CA School Fin. Auth. Rev. Bonds (2023 Union, LLC), Ser. A, 6s, 7/1/33	BBB–	465,000	522,265
CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	6,012,288
5s, 4/1/42	Aa3	2,000,000	2,241,140
CA State Edl. Fac. Auth. Rev. Bonds (U. of La Verne), Ser. A, 5s, 6/1/35	Baa1	500,000	500,930
CA State Muni. Fin. Auth. Charter School Rev. Bonds (Partnerships Uplift Cmnty.), Ser. A, 5s, 8/1/32	BB+	665,000	698,716
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5s, 11/21/45	Baa3	2,000,000	2,164,660
(Pacific Gas & Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A3	2,500,000	2,665,675
CA State Pub. Wks. Board Rev. Bonds
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A1	1,250,000	1,368,713
(Capital Projects), Ser. A, 5s, 4/1/29	A1	2,000,000	2,271,800
CA Statewide Cmnty. Dev. Auth. COP (The Internext Group), 5 3/8s, 4/1/30	BBB+	540,000	541,528

Managed Municipal Income Trust     19

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A, 6s, 10/1/47	BB/P	$1,345,000	$1,444,530
(American Baptist Homes West), 5 3/4s, 10/1/25	BBB+/F	3,000,000	3,393,570
(U. CA Irvine E. Campus Apts. Phase 1), 5 3/8s, 5/15/38	Baa2	1,000,000	1,117,210
(899 Charleston, LLC), Ser. A, 5 1/4s, 11/1/44	BB/P	450,000	456,377
(U. CA Irvine E. Campus Apts. Phase 1), 5 1/8s, 5/15/31	Baa2	2,250,000	2,496,128
Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,005,000	1,006,317
5s, 9/2/30	BB+/P	245,000	245,370
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds (Sr. Lien), Ser. A, 5s, 9/1/28	BBB+	380,000	426,953
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A, 6s, 1/15/53	BBB–	1,500,000	1,766,610
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-1, 5 3/4s, 6/1/47	B3	1,000,000	863,610
Ser. A-2, 5.3s, 6/1/37	B3	2,000,000	1,659,540
Ser. A-1, 5 1/8s, 6/1/47	B3	1,235,000	983,752
(Enhanced Asset), Ser. A, 5s, 6/1/30	A1	500,000	570,440
Irvine Pub. Fac. & Infrastructure Auth. Special Assmt. Bonds, Ser. A, 4 1/4s, 9/2/24	A–	500,000	518,240
Univ. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36 T	AA	7,000,000	7,954,660
La Verne, COP (Brethren Hillcrest Homes), 5s, 5/15/36	BBB–/F	325,000	349,889
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.), 5s, 5/15/30	AA	1,000,000	1,137,150
Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	400,000	423,548
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s, 11/1/39	A–	750,000	1,020,795
Oakland, Unified School Dist. Alameda Cnty., G.O. Bonds
(Election of 2012), 6 5/8s, 8/1/38	BBB/P	800,000	949,824
(Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	500,000	564,795
Poway, Unified School Dist. Pub. Fin. Auth. Special Tax Bonds, 5s, 9/15/32	BBB	500,000	548,995
Rancho Cordova, Cmnty. Fac. Dist. Special Tax Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BB+/P	350,000	383,863
San Francisco City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. A, 5s, 5/1/30	A1	600,000	670,338
San Francisco City & Cnty., Redev. Agcy. Cmnty. Successor Special Tax Bonds
(No.6 Mission Bay Pub. Impts.), Ser. C, zero %, 8/1/43	BB+/P	2,000,000	398,900
(Mission Bay), Ser. C, zero %, 8/1/38	BB+/P	2,000,000	541,260

20     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco, City & Cnty. Redev. Fin. Auth. Tax Alloc. Bonds (Mission Bay South), Ser. D, 6 5/8s, 8/1/39	BBB+	$250,000	$286,450
San Joaquin Hills, Trans. Corridor Agcy. Toll Road Rev. Bonds, Ser. A, 5s, 1/15/34	BBB–	920,000	1,020,593
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds (Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/26 (Prerefunded 9/1/21)	BBB+	1,625,000	1,862,266
Sunnyvale, Special Tax Bonds (Cmnty. Fac. Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	836,470
Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	416,543
			64,214,368
Colorado (3.3%)
Central Platte Valley, Metro. Dist. G.O. Bonds, 5s, 12/1/43	BB+	400,000	415,524
CO Pub. Hwy. Auth. Rev. Bonds (E-470), Ser. C, 5 3/8s, 9/1/26	Baa1	500,000	574,965
CO State Educ. & Cultural Fac. Auth. Rev. Bonds (Skyview Academy), 5 1/8s, 7/1/34	BB+	755,000	783,728
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	867,129
(Total Longterm Care National), Ser. A, 6 1/4s, 11/15/40	BBB+/F	300,000	333,960
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	1,925,000	1,975,839
(Evangelical Lutheran Good Samaritan Society), 5 5/8s, 6/1/43	A3	250,000	284,620
(Valley View Assn.), 5 1/4s, 5/15/42	A–	3,495,000	3,705,958
(Covenant Retirement Cmnty.), Ser. A, 5s, 12/1/33	BBB+/F	900,000	956,457
(Evangelical Lutheran Good Samaritan Society), 5s, 12/1/33	A3	1,100,000	1,179,750
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1, NATL, 5 1/2s, 9/1/24	AA–	1,000,000	1,015,840
Plaza, Tax Alloc. Bonds (Metro. Dist. No. 1), 5s, 12/1/40	BB/P	1,650,000	1,729,580
Regl. Trans. Dist. Rev. Bonds (Denver Trans. Partners), 6s, 1/15/41	Baa3	750,000	855,893
			14,679,243
Delaware (0.8%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	Baa1	500,000	563,955
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,848,846
			3,412,801
District of Columbia (2.5%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	BBB+	2,500,000	2,883,950
(Howard U.), Ser. A, 6 1/4s, 10/1/32	BBB+	1,000,000	1,143,810
(Kipp Charter School), 6s, 7/1/33	BBB+	1,000,000	1,165,950
DC Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, zero %, 6/15/46	B–/F	7,500,000	980,550

Managed Municipal Income Trust     21

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
District of Columbia cont.
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(Dulles Metrorail), 5s, 10/1/53	Baa1	$1,500,000	$1,592,460
(2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	10,000,000	3,125,900
			10,892,620
Florida (5.6%)
Capital Trust Agcy Rev. Bonds (Faulk Sr. Svcs., LLC), 6 3/4s, 12/1/44	B–/P	165,000	167,074
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds (Sr. Lien), Ser. A-1, 4 1/8s, 5/1/31	A–	500,000	505,945
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	Baa2	2,000,000	2,005,120
Fishhawk, CCD IV Special Assmt. Bonds, 7 1/4s, 5/1/43	B/P	400,000	435,928
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	85,000	87,165
Florida State Higher Edl. Fac. Rev. Bonds (U. of Tampa), Ser. A, 5s, 4/1/32	BBB+	600,000	649,410
Greater Orlando Aviation Auth. Rev. Bonds (JetBlue Airways Corp.), 5s, 11/15/36	B/P	1,000,000	1,015,180
Heritage Harbour Marketplace Cmnty., Dev. Dist. Special Assmt. Bonds, 5.6s, 5/1/36	B–/P	345,000	259,588
Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev. Bonds (FL Proton Therapy Inst.), Ser. A, 6s, 9/1/17	BB–/P	260,000	274,113
Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	2,450,000	2,455,268
Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl. Hlth.), 5s, 11/15/40	A2	750,000	809,543
Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	895,264
Lakewood Ranch, Stewardship Dist. Special Assmt. Bonds, 4 7/8s, 5/1/35	BB–/P	500,000	497,355
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BBB–	1,075,000	1,123,139
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB–	1,500,000	1,588,665
Martin Cnty., Rev. Bonds (Indiantown Cogeneration), 4.2s, 12/15/25	Ba1	500,000	510,595
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med. Ctr.), 5s, 11/15/29	Baa1	1,000,000	1,119,560
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds (Pinecrest Academy, Inc.), 5s, 9/15/34	BBB–	1,240,000	1,294,585
Midtown Miami Cmnty. Dev. Dist. Special Assmt. Bonds (Garage), Ser. A, 5s, 5/1/29	BB–/P	570,000	622,081
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	2,211,080
Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	B–/P	870,000	738,848

22     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Florida cont.
South Lake Hosp. Dist. Rev. Bonds (South Lake Hosp.), Ser. A, 6s, 4/1/29	Baa1	$1,000,000	$1,129,040
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	480,000	536,539
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	B–/P	790,000	790,387
Verandah, West Cmnty. Dev. Dist. Special Assmt. Bonds (Cap. Impt.), 5s, 5/1/33	BB–/P	500,000	514,250
Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds (Cmnty. Infrastructure), Ser. A, 5 3/8s, 5/1/37	B–/P	885,000	885,097
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds (Phase II), 6 1/8s, 5/1/39	BB/P	410,000	479,930
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds, 5s, 5/1/22	BB/P	455,000	478,687
Village Community Development District No. 10 Special Assmt. Bonds, 5 3/4s, 5/1/31	BB/P	800,000	923,896
			25,003,332
Georgia (3.2%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	2,500,000	3,045,225
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds (Delta Airlines), Ser. A, 8 3/4s, 6/1/29	BB–	3,000,000	3,749,778
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds (Kennesaw State U. Real Estate Oblig. Group), Ser. C, 5s, 7/15/38 ##	Baa2	750,000	802,343
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18 (Escrowed to maturity)	AA+	945,000	1,017,661
GA State Private College & U. Auth. Rev. Bonds (Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	750,000	845,370
Ser. A, 5 1/4s, 10/1/27	Baa2	1,000,000	1,139,580
Ser. A, 5s, 10/1/32	Baa2	1,000,000	1,097,400
Gainesville & Hall Cnty., Devauth Retirement Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.), Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	802,830
Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life U., Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	955,000	1,021,267
Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper), Ser. A, 6 1/8s, 1/1/34	BB/P	600,000	617,958
			14,139,412
Guam (—%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5s, 10/1/34	BBB	200,000	217,656
			217,656

Managed Municipal Income Trust     23

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Hawaii (1.2%)
HI Dept. of Trans. Special Fac. Rev. Bonds (Continental Airlines, Inc.), 7s, 6/1/20	B+	$890,000	$892,127
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	497,828
(Hawaiian Elec. Co. — Subsidiary), 6 1/2s, 7/1/39	Baa1	3,000,000	3,478,440
(Kahala Nui), 5 1/8s, 11/15/32	BBB/F	400,000	437,148
			5,305,543
Illinois (6.1%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	A+	2,000,000	1,954,020
Chicago, Special Assmt. Bonds (Lake Shore East), 6 3/4s, 12/1/32	BB/P	1,615,000	1,617,939
Chicago, Board of Ed. G.O. Bonds, Ser. C, 5 1/4s, 12/1/35	A–	1,500,000	1,457,685
Chicago, Motor Fuel Tax Rev. Bonds, 5s, 1/1/29	AA+	500,000	551,640
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. C, 5s, 1/1/26	A2	2,595,000	2,947,557
Chicago, Waste Wtr. Transmission Rev. Bonds (2nd Lien), 5s, 1/1/39	AA–	1,360,000	1,449,379
Chicago, Wtr. Wks Rev. Bonds (2nd Lien), 5s, 11/1/39	AA–	875,000	955,080
Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/20	AA	1,250,000	1,399,338
Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	B/P	350,000	351,722
5.4s, 3/1/16	B/P	40,000	40,656
IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	BBB+	1,500,000	1,856,040
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44 (Prerefunded 8/15/19)	BBB+/F	2,000,000	2,478,460
(IL Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,075,000	1,298,675
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B3	1,500,000	1,621,605
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	BB–/P	1,000,000	1,011,390
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	BB–/P	600,000	600,432
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A–	1,575,000	1,676,651
IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	81,285	42,268
IL State G.O. Bonds, 5s, 3/1/34	A3	750,000	775,778
IL State Fin. Auth. Rev. Bonds (Rush U. Med. Ctr.), Ser. A, 5s, 11/15/38	A1	1,250,000	1,369,725
IL State Sports Fac. Auth. Rev. Bonds, AGM, 5 1/4s, 6/15/32	AA	250,000	278,705
Railsplitter, Tobacco Settlement Auth. Rev. Bonds, 6s, 6/1/28	A–	1,050,000	1,246,067
			26,980,812

24     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Indiana (3.7%)
IN State Fin. Auth. Rev. Bonds
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/40	BBB–	$1,000,000	$1,097,230
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/34	BBB–	1,250,000	1,384,888
(OH Valley Elec. Corp.), Ser. A, 5s, 6/1/32	Baa3	750,000	804,855
IN State Fin. Auth. VRDN, Ser. A-3, 0.13s, 2/1/37	VMIG1	3,375,000	3,375,000
IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler U.), Ser. B
5s, 2/1/32	BBB+	1,000,000	1,108,290
5s, 2/1/29	BBB+	500,000	562,205
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 5.1s, 1/15/17	Baa1	3,500,000	3,737,160
Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	1,125,000	1,228,601
NATL, 5.6s, 11/1/16	AA–	700,000	746,606
Ser. A, NATL, 5.6s, 11/1/16	AA–	500,000	533,290
St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy Cross Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B+/P	455,000	455,660
Valparaiso, Exempt Facs. Rev. Bonds (Pratt Paper, LLC), 6 3/4s, 1/1/34	B+/P	1,125,000	1,378,958
			16,412,743
Iowa (2.1%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives), Ser. A
5 1/4s, 7/1/17	BB+	1,040,000	1,083,638
5s, 7/1/19	BB+	2,750,000	2,843,390
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care Initiatives), Ser. A, 5 1/2s, 7/1/25	BB+	950,000	974,900
IA State Fin. Auth. Midwestern Disaster Rev. Bonds
(IA Fertilizer Co., LLC), 5 1/2s, 12/1/22	BB–	1,000,000	1,069,010
(IA Fertilizer Co.), 5 1/4s, 12/1/25	BB–	1,000,000	1,122,310
Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB/P	1,150,000	1,180,878
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C, 5 3/8s, 6/1/38	B+	1,250,000	1,127,088
			9,401,214
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds (LakeView Village), 7 1/8s, 5/15/29	BB/P	500,000	563,530
			563,530
Kentucky (1.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (Masonic Home Indpt. Living II)
7 1/4s, 5/15/41	BB–/P	500,000	571,595
7s, 5/15/30	BB–/P	500,000	572,150
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,100,000	1,280,015
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	900,000	919,809
Louisville & Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	500,000	549,795

Managed Municipal Income Trust     25

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds (Norton Healthcare Oblig. Group), 5 1/2s, 10/1/33	A–	$3,000,000	$3,461,880
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	A–	700,000	806,295
			8,161,539
Louisiana (1.2%)
LA State Local Govt. Env. Fac. & Cmnty. Dev. Auth. Rev. Bonds (Westlake Chemical Corp.), 6 3/4s, 11/1/32	BBB+	2,200,000	2,455,904
LA State Pub. Fac. Solid Waste Disp. Auth. Rev. Bonds (LA Pellets, Inc.), Ser. A, 8 3/8s, 7/1/39	B–/P	500,000	515,515
Pub. Fac. Auth. Dock & Wharf Rev. Bonds (Impala Warehousing, LLC), 6 1/2s, 7/1/36	B+/P	1,000,000	1,138,860
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC, 4.7s, 11/1/36	A3	750,000	756,105
St. Tammany, Public Trust Fin. Auth. Rev. Bonds (Christwood), 5 1/4s, 11/15/37	BB/P	385,000	391,341
			5,257,725
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Ba1	1,000,000	1,206,190
(MaineGeneral Health Oblig. Group), 6.95s, 7/1/41	Ba1	1,000,000	1,133,240
			2,339,430
Maryland (1.1%)
Baltimore Cnty., Rev. Bonds (Oak Crest Village, Inc. Fac.), Ser. A, 5s, 1/1/37	A–	2,000,000	2,069,720
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	A2	550,000	647,009
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady of Good Counsel School), Ser. A, U.S. Govt. Coll., 6s, 5/1/35 (Prerefunded 5/1/15)	AAA/P	400,000	400,000
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)), Ser. A, 6s, 7/1/34	B–/P	250,000	267,978
(Carroll Lutheran Village, Inc.), 5 1/8s, 7/1/34	BB/P	1,500,000	1,576,530
			4,961,237
Massachusetts (6.3%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	809,963
(Linden Ponds, Inc. Fac.), Ser. A-1, 6 1/4s, 11/15/46	B–/P	450,850	432,911
(Linden Ponds, Inc. Fac.), Ser. A-1, 6 1/4s, 11/15/26	B–/P	275,400	277,256
(Boston U.), SGI, 6s, 5/15/59	A1	500,000	617,185
(Loomis Cmntys.), Ser. A, 6s, 1/1/33	BBB–	200,000	224,320
(Linden Ponds, Inc. Fac.), Ser. A-2, 5 1/2s, 11/15/46	B–/P	88,265	75,968
(New England Conservatory of Music), U.S. Govt. Coll., 5 1/4s, 7/1/38 (Prerefunded 7/1/18)	AAA/P	805,000	910,737

26     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Dev. Fin. Agcy. Rev. Bonds
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	$1,700,000	$1,824,950
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	1,000,000	1,060,790
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB/P	550,000	569,135
(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	B–/P	439,022	2,709
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev. Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	1,090,341
MA State Dev. Fin. Agcy. Solid Waste Disp. FRB (Dominion Energy Brayton), Ser. 1, U.S. Govt. Coll., 5 3/4s, 12/1/42 (Prerefunded 5/1/19)	BBB+	1,050,000	1,235,084
MA State Edl. Fin. Auth. Rev. Bonds, Ser. B, 5 1/2s, 1/1/23	AA	595,000	643,683
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	2,550,000	2,555,712
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,000,000	1,163,850
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28 (In default) †	D/P	330,776	33
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5 3/4s, 7/1/39 (Prerefunded 7/1/19)	Baa2	950,000	1,076,730
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,707,750
(Springfield College), 5 5/8s, 10/15/40	Baa1	450,000	493,106
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,208,801
(Springfield College), 5 1/2s, 10/15/26	Baa1	1,500,000	1,674,765
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	256,953
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	AA	1,500,000	1,512,630
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,329,250
MA State Port Auth. Special Fac. Rev. Bonds (Conrac), Ser. A, 5 1/8s, 7/1/41	A	750,000	808,748
Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	1,500,000	1,709,145
5s, 7/1/41	A1	1,500,000	1,668,315
			27,940,820
Michigan (5.3%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6 1/4s, 7/1/36	AA	1,660,000	1,786,326
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20 (Prerefunded 6/4/15)	Ba1	110,000	110,191
Ser. A, 5 1/4s, 7/1/39	Ba1	750,000	735,855
Kentwood, Economic Dev. Rev. Bonds (Holland Home), 5 5/8s, 11/15/32	BB+/F	2,195,000	2,343,689
MI State Fin. Auth. Rev. Bonds (Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	BBB+	600,000	651,342

Managed Municipal Income Trust     27

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	$2,000,000	$2,382,400
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A3	1,600,000	1,833,088
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A3	2,565,000	2,677,937
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25 (Prerefunded 5/15/15)	AA+	755,000	756,027
MI State Strategic Fund Ltd. Oblig. Rev. Bonds (Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	A1	1,250,000	1,476,238
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong Venture), 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,350,000	1,644,908
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/48	B–	4,000,000	3,371,160
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp.), 5 1/2s, 6/1/20	AA–	1,480,000	1,552,638
Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A, 5s, 12/1/21	A2	2,000,000	2,289,540
			23,611,339
Minnesota (2.8%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds (Douglas Cnty. Hosp.)
6 1/4s, 7/1/34 (Prerefunded 7/1/18)	BBB–	1,940,000	2,254,901
6 1/4s, 7/1/34 (Prerefunded 7/1/18)	AAA/P	1,060,000	1,232,059
Inver Grove Heights, Nursing Home Rev. Bonds (Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	700,343
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes North Oaks), 6 1/8s, 10/1/39	BB/P	315,000	334,354
Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	750,000	792,863
Otsego, Charter School Lease Rev. Bonds (Kaleidoscope Charter School), Ser. A, 5s, 9/1/34	BB+	800,000	821,544
Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted Med. Ctr.), 5 7/8s, 7/1/30	A–/F	1,000,000	1,170,710
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds (Country Manor Campus, LLC)
5 1/4s, 9/1/30	B–/P	500,000	525,370
5 1/4s, 9/1/27	B–/P	750,000	799,643
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd Lutheran Home), 7 1/2s, 1/1/39 (Prerefunded 1/1/16)	AAA/P	500,000	523,555
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds (Nova Classical Academy), Ser. A
6 5/8s, 9/1/42	BBB–	250,000	284,378
6 3/8s, 9/1/31	BBB–	250,000	291,978
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	BBB–	1,350,000	1,379,997
St. Paul, Port Auth. Lease Rev. Bonds (Regions Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	A–/P	1,125,000	1,130,546
			12,242,241

28     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Mississippi (0.4%)
Warren Cnty., Gulf Opportunity Zone Rev. Bonds (Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	Baa2	$1,600,000	$1,841,968
			1,841,968
Missouri (0.6%)
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtge. Bishop Spencer), Ser. A, 6 1/2s, 1/1/35	B/P	1,500,000	1,502,070
St. Louis Arpt. Rev. Bonds (Lambert-St. Louis Intl.), Ser. A-1, 6 5/8s, 7/1/34	A3	1,000,000	1,187,910
			2,689,980
Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	514,865
			514,865
Nebraska (0.8%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	A–	1,500,000	1,689,900
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel Oblig. Group), 5 1/2s, 1/1/30	AA–/F	1,000,000	1,142,380
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A
5s, 1/1/39	A1	250,000	276,143
5s, 1/1/38	A1	250,000	276,615
			3,385,038
Nevada (1.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,050,000	1,177,670
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB–	600,000	654,234
(Summerlin No. 151), 5s, 8/1/20	BB/P	400,000	389,692
(Summerlin No. 151), 5s, 8/1/16	BB/P	945,000	945,917
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	355,000	367,251
(No. T-18), 5s, 9/1/16	B–/P	715,000	713,370
Las Vegas, Special Assmt. Bonds
5s, 6/1/31	B+/P	450,000	457,866
(Dist. No. 607 Local Impt.), 5s, 6/1/23	BB/P	430,000	465,879
			5,171,879
New Hampshire (1.8%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6 7/8s, 7/1/41	BB+/P	2,000,000	2,273,480
(Rivermead), Ser. A, 6 5/8s, 7/1/31	BB+/P	1,320,000	1,508,087
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,879,838
NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp. Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,947,469
NH State Bus. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (10/1/19) (Casella Waste Syst., Inc.), 4s, 4/1/29	B1	350,000	353,938
			7,962,812

Managed Municipal Income Trust     29

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
New Jersey (8.1%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	$2,200,000	$2,274,294
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6s, 10/1/33	BBB	1,000,000	1,149,230
(NYNJ Link Borrower, LLC), 5 3/8s, 1/1/43	BBB–	1,000,000	1,107,420
(MSU Student Hsg. — Provident Group — Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	2,256,020
(Lions Gate), 5 1/4s, 1/1/44	BB–/P	300,000	309,237
(Continental Airlines, Inc.), 5 1/4s, 9/15/29	B+	3,000,000	3,299,400
(United Methodist Homes), Ser. A, 5s, 7/1/29	BBB–/F	500,000	541,980
5s, 6/15/26	Baa1	500,000	556,485
NJ State Econ. Dev. Auth. Fac. Rev. Bonds (Continental Airlines, Inc.), 5 5/8s, 11/15/30	B+	1,500,000	1,721,760
NJ State Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	873,468
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds (NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	2,600,000	2,947,270
Ser. D, 4 7/8s, 11/1/29	A1	700,000	748,048
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	Baa3	2,250,000	2,518,943
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,000,000	2,207,680
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,567,775
North Hudson, Swr. Auth. Rev. Bonds, Ser. A, 5s, 6/1/42	A–	1,000,000	1,086,700
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5s, 6/1/41	B2	5,000,000	3,897,650
Ser. 1A, 4 3/4s, 6/1/34	B2	2,210,000	1,714,010
zero %, 6/1/41	A–	10,000,000	2,425,000
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease Rev. Bonds (Covanta Union), Ser. A, 5 1/4s, 12/1/31	AA+	1,450,000	1,564,231
			35,766,601
New Mexico (1.7%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D, 5.9s, 6/1/40	Baa2	500,000	555,560
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	4,500,000	4,607,100
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	A3	2,000,000	2,220,020
			7,382,680
New York (9.4%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepard Village), Ser. A, 6 3/4s, 7/1/28	B/P	600,000	632,586
Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Nicholas H. Noyes Memorial Hosp.), 5 3/4s, 7/1/15	BB	435,000	435,374
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,783,825
NY City, G.O. Bonds, Ser. F, 5s, 8/1/31	Aa2	1,500,000	1,701,315

30     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 7 1/2s, 8/1/16	B+/P	$1,560,000	$1,630,216
(British Airways PLC), 5 1/4s, 12/1/32	BB	3,425,000	3,436,405
(Jetblue Airways Corp.), 5s, 5/15/20	B	200,000	200,430
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, 5s, 6/15/31 T	AA+	10,000,000	11,476,747
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds (Fiscal 2015), Ser. S-1, 5s, 7/15/43	Aa2	500,000	562,495
NY State Dorm. Auth. Rev. Bonds, Ser. A, 5s, 3/15/38	AAA	1,500,000	1,700,790
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	725,000	794,955
NY State Dorm. Auth. Non-Supported Debt Rev. Bonds (NYU Hosp. Ctr.), 5s, 7/1/34	A3	500,000	561,210
NY State Dorm. Auth. Revs. bonds, Ser. C, 5s, 3/15/31 T	AAA	5,000,000	5,726,104
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	3,800,000	3,811,856
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (12/2/19) (Casella Waste Syst., Inc.), 3 3/4s, 12/1/44	B1	1,000,000	1,004,080
NY State Liberty Dev. Corp. 144A Rev. Bonds (World Trade Ctr.)
Class 2, 5 3/8s, 11/15/40	BB–/P	750,000	823,545
Class 1, 5s, 11/15/44	BB–/P	1,250,000	1,300,925
Onondaga, Civic Dev. Corp. Rev. Bonds (St. Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	1,620,000	1,753,488
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	1,178,700
Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	155,000	155,034
			41,670,080
North Carolina (2.0%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C, 6 3/4s, 1/1/24	A–	750,000	884,543
NC State Hsg. Fin. Agcy. Rev. Bonds (Homeownership), Ser. 26-A, 5 1/2s, 1/1/38	Aa2	25,000	25,069
NC State Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	2,068,600
(First Mtge. — Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	1,110,000	1,161,326
NC State Med. Care Comm. Hlth. Fac. Rev. Bonds (Pennybyrn at Maryfield, Inc.), 5s, 10/1/35	BB/P	375,000	389,816
NC State Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	1,000,000	1,059,450
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,731,211
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	95,000	95,090

Managed Municipal Income Trust     31

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
North Carolina cont.
NC State Med. Care Comm. Retirement Fac. Rev. Bonds
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	$1,000,000	$1,037,250
(United Church Homes & Svcs. Oblig. Group), Ser. A, 5s, 9/1/37	BB/P	500,000	503,300
			8,955,655
Ohio (4.2%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B3	850,000	744,413
Ser. A-2, 6s, 6/1/42	B3	2,500,000	2,093,000
Ser. A-2, 5 7/8s, 6/1/30	B3	1,315,000	1,109,242
Ser. A-2, 5 3/4s, 6/1/34	B3	1,675,000	1,358,258
Franklin Cnty., Hlth. Care Fac. Rev. Bonds (Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB–	2,750,000	3,030,143
Hickory Chase Cmnty. Auth. Rev. Bonds (Infrastructure Impt.), 7s, 12/1/38 F	CCC/P	644,000	77,216
Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.), Ser. C, 5 5/8s, 8/15/29	A3	1,530,000	1,712,300
Lorain Cnty., Port Auth. Recovery Zone Fac. Rev. Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	BB–	1,000,000	1,119,160
OH State Rev. Bonds (Northeast OH Regl. Swr. Dist.), 5s, 11/15/44	Aa1	1,500,000	1,695,225
OH State Air Quality Dev. Auth., Poll. Control Mandatory Put Bonds (5/1/20) (FirstEnergy Nuclear), Ser. C, 3.95s, 11/1/32	Baa3	450,000	469,247
OH State Higher Edl. Fac. Comm. Rev. Bonds (Kenyon College), 5s, 7/1/44	A1	800,000	864,744
OH State Private Activity Rev. Bonds (Portsmouth Bypass), AGM, 5s, 12/31/35	AA	750,000	828,518
OH State Wtr. Dev. Auth. Poll. Control Mandatory Put Bonds (6/3/19) (FirstEnergy Nuclear Generation, LLC), 4s, 12/1/33 Man Put date is 6/3/19	Baa3	1,550,000	1,641,435
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5 3/4s, 12/1/32	BB/F	900,000	972,081
(Memorial Hlth. Syst.), 5s, 12/1/43	BB/F	150,000	152,507
Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX Transn, Inc.), 6.45s, 12/15/21	Baa1	500,000	623,660
			18,491,149
Oklahoma (0.8%)
OK Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds (Homeownership Loan), Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	360,000	364,871
Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	1,250,000	1,379,325
6 7/8s, 11/1/23	BB–/P	500,000	500,000
Tulsa, Muni. Arpt. Trust Rev. Bonds (American Airlines, Inc.), Ser. B, 5 1/2s, 12/1/35	B+/P	1,250,000	1,356,675
			3,600,871

32     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Mirabella at South Waterfront), Ser. A, 5.4s, 10/1/44	BB–/P	$500,000	$551,105
(Terwilliger Plaza, Inc.), 5s, 12/1/29	BBB/F	350,000	376,212
Warm Springs Reservation, Confederated Tribes 144A Rev. Bonds (Pelton Round Butte Tribal), Ser. B, 6 3/8s, 11/1/33	A3	700,000	784,161
			1,711,478
Pennsylvania (5.8%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds (Robert Morris U.), Ser. A, 5 1/2s, 10/15/30	Baa3	1,000,000	1,096,260
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (U.S. Steel Corp.), 6 3/4s, 11/1/24	BB–	1,500,000	1,716,960
Allentown, Neighborhood Impt. Zone Dev. Auth. Rev. Bonds, Ser. A
5s, 5/1/42	Baa2	800,000	860,472
5s, 5/1/35	Baa2	500,000	535,570
5s, 5/1/32	Baa2	200,000	215,628
Chester Cnty., Indl. Dev. Auth. Rev. Bonds (Renaissance Academy Charter School), 5s, 10/1/34	BBB–	350,000	378,053
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds (West Chester U. Student Hsg., LLC), Ser. A, 5s, 8/1/45	Baa3	1,000,000	1,056,590
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	652,169
Lycoming Cnty., Auth. Rev. Bonds, 5s, 5/1/26	A	2,000,000	2,196,260
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds (Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	3,000,000	3,229,920
Northampton Cnty., Hosp. Auth. Mandatory Put Bonds (8/15/16) (Saint Luke’s Hosp.), Ser. C, 4 1/2s, 8/15/32	A3	1,500,000	1,567,260
Northampton Cnty., Indl. Dev. Auth. Tax Alloc. Bonds (Rte. 33), 7s, 7/1/32	B/P	800,000	874,088
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	1,650,000	1,688,610
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	500,000	565,410
(Edinboro U. Foundation), 5.8s, 7/1/30	Baa3	1,000,000	1,074,370
(Gwynedd Mercy College), Ser. KK1, 5 3/8s, 5/1/42	BBB	785,000	841,834
(Indiana U.), Ser. A, 5s, 7/1/41	BBB+	500,000	529,545
PA State Tpk. Comm. Rev. Bonds
Ser. C, 5s, 12/1/44	A1	1,000,000	1,107,360
Ser. A, 5s, 12/1/38	A1	500,000	556,670
Philadelphia, Auth. for Indl. Dev. Rev. Bonds (Master Charter School), 6s, 8/1/35	BBB+	1,055,000	1,147,524
Philadelphia, Gas Wks. Rev. Bonds, Ser. 9, 5s, 8/1/30	A–	1,000,000	1,114,720

Managed Municipal Income Trust     33

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s, 8/1/15 (In default) †	D/P	$2,583,821	$258
Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	1,325,000	1,422,798
West Shore Area Auth. Rev. Bonds (Lifeways at Messiah Village), Ser. A, 5s, 7/1/35	BBB–/F	785,000	831,111
Wilkes-Barre, Fin. Auth. Rev. Bonds (Wilkes U.), 5s, 3/1/22	BBB	560,000	587,636
			25,847,076
Puerto Rico (1.2%)
Children’s Trust Fund Tobacco Settlement (The) Rev. Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	Ba2	1,300,000	1,286,402
Cmnwlth. of PR, G.O. Bonds
Ser. A, FGIC, 5 1/2s, 7/1/21	Caa1	1,000,000	822,570
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	AA–	1,000,000	1,063,560
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 3/8s, 8/1/39	Caa1	2,300,000	1,266,541
Ser. C, 5 3/8s, 8/1/36	Caa1	530,000	298,528
Ser. A, AMBAC, zero %, 8/1/47	B3	3,000,000	338,790
			5,076,391
South Carolina (1.6%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/30	Baa2	1,135,000	1,137,406
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,564,540
Ser. A, 5 1/2s, 12/1/54	AA–	2,000,000	2,283,520
			6,985,466
Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,450,000	1,651,086
			1,651,086
Texas (12.5%)
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	3,735,000	4,082,729
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	525,000	580,808
Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea Pub. Schools)
6s, 8/15/33	BBB	500,000	593,475
5s, 8/15/32	BBB	315,000	344,897
Grand Parkway Trans. Corp. Rev. Bonds, Ser. B, 5 1/4s, 10/1/51	AA+	2,000,000	2,248,260
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds (YMCA of Greater Houston), Ser. A, 5s, 6/1/33	Baa3	1,000,000	1,076,240
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5s, 7/15/35	B+	2,500,000	2,645,175
Ser. A, 5s, 7/1/24	A	1,500,000	1,708,080
(United Airlines, Inc.), 4 3/4s, 7/1/24	B+	1,300,000	1,399,112

34     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Texas cont.
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp, Inc.), Ser. A
6 3/8s, 8/15/44 (Prerefunded 8/15/19)	BBB	$1,100,000	$1,324,400
6 1/4s, 8/15/39 (Prerefunded 8/15/19)	BBB	1,975,000	2,367,689
Love Field, Arpt. Modernization Corp. Special Fac. Rev. Bonds (Southwest Airlines Co.), 5 1/4s, 11/1/40	Baa2	3,500,000	3,823,540
Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	1,000,000	1,144,800
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	1,250,000	1,354,475
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5 1/2s, 1/1/43	BB–/P	500,000	509,335
(Collegiate Hsg.-Tarleton St.), 5s, 4/1/39	Baa3	500,000	534,425
(TX A&M U. Collegiate & Student Hsg. College Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	530,000	582,698
Newark, Cultural Ed. Fac. Fin. Corp. Rev. Bonds (AW Brown-Fellowship Leadership Academy), Ser. A, 6s, 8/15/42	BBB–	670,000	691,561
North Texas Edl. Fin. Co. Rev. Bonds (Uplift Edl.), Ser. A, 5 1/4s, 12/1/47	BBB–	2,000,000	2,191,300
North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. A, 6s, 1/1/25	A2	120,000	134,171
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll., 6s, 1/1/25 (Prerefunded 1/1/18)	AAA/P	880,000	994,268
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38 (Prerefunded 1/1/18)	A3	1,750,000	1,965,793
Red River, Hlth. Retirement Fac. Dev. Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A, 7 3/4s, 11/15/44	B–/P	420,000	495,159
(Sears Methodist Retirement Syst. Oblig. Group), Ser. C, 6 1/4s, 5/9/53 (In default) †	D/P	39,000	215
(Sears Methodist Retirement Syst. Oblig. Group), Ser. B, 6.15s, 11/15/49 (In default) †	D/P	749,000	4,120
(Sears Methodist Retirement Syst. Oblig. Group), Ser. A, 6.05s, 11/15/46 (In default) †	D/P	441,000	2,426
(Sears Methodist Retirement Syst. Oblig. Group), Ser. D, 6.05s, 11/15/46 (In default) †	D/P	76,000	418
(Sears Methodist Retirement Syst. Oblig. Group), Ser. A, 5.45s, 11/15/38 (In default) †	D/P	1,124,000	6,182
(Sears Methodist Retirement Syst. Oblig. Group), Ser. A, 5.15s, 11/15/27 (In default) †	D/P	593,000	3,262
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	2,825,000	2,810,169
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,900,000	2,012,822
(Air Force Village), 5 1/8s, 5/15/27	BBB–/F	2,850,000	2,951,175
Travis Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds (Wayside Schools), Ser. A, 5 1/4s, 8/15/42	BB+	1,000,000	1,024,070

Managed Municipal Income Trust     35

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5 1/4s, 12/15/24	A–	$2,000,000	$2,365,920
TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 7 1/2s, 12/31/31	Baa2	2,000,000	2,447,660
(LBJ Infrastructure), 7s, 6/30/40	Baa3	2,500,000	3,020,450
TX State G.O. Bonds (Trans. Auth.), Ser. A, 5s, 10/1/44	Aaa	3,500,000	4,002,005
TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds, Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll., 6.9s, 7/2/24	AA+	250,000	252,298
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,676,760
			55,372,342
Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), 5s, 1/1/24	BB/P	600,000	609,294
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds (United Methodist Homes), 5s, 6/1/22	BB+/P	625,000	683,269
Lower Magnolia Green Cmnty., Dev. Auth. 144A Special Assmt. Bonds, 5s, 3/1/35	B/P	500,000	503,825
Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury)
5s, 7/1/31	BB+/P	1,250,000	1,280,963
4 7/8s, 7/1/21	BB+/P	1,000,000	1,037,970
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC), 6s, 1/1/37	BBB–	900,000	1,041,282
(Express Lanes, LLC), 5s, 7/1/34	BBB–	1,150,000	1,227,637
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Mountain States Hlth. Alliance), Ser. C, 7 3/4s, 7/1/38	Baa1	1,700,000	1,990,377
			8,374,617
Washington (3.2%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,811,820
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds (Delta Airlines, Inc.), 5s, 4/1/30	BB	300,000	308,868
Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No. 001), 5 3/4s, 12/1/35	Baa2	2,500,000	2,775,775
Tobacco Settlement Auth. of WA Rev. Bonds, 5 1/4s, 6/1/32	A–	1,275,000	1,428,638
WA State Higher Ed. Fac. Auth. Rev. Bonds (Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	435,944
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39 (Prerefunded 7/1/19)	Baa1	1,000,000	1,232,570
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39 (Prerefunded 12/1/20)	AAA/P	1,300,000	1,576,185
(Central WA Hlth. Svcs. Assn.), 4s, 7/1/36	Baa1	810,000	787,960
			14,357,760

36     Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.7%)* cont.	Rating**	Principal amount	Value
West Virginia (0.2%)
WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	$735,000	$766,833
			766,833
Wisconsin (1.3%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB	350,000	392,221
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB+/P	1,350,000	1,591,880
(Prohealth Care, Inc.), 6 5/8s, 2/15/39 (Prerefunded 2/15/19)	A1	1,250,000	1,501,750
WI State Pub. Fin. Auth Sr. Living Rev. Bonds (Rose Villa, Inc.), Ser. A, 5 3/4s, 11/15/44	BB–/P	1,550,000	1,639,637
WI State Pub. Fin. Auth. 144A Rev. Bonds (Church Home of Hartford, Inc.), Ser. A, 5s, 9/1/30	BB/F	800,000	818,504
			5,943,992
Wyoming (0.4%)
Uinta Cnty., Poll. Control VRDN (Chevron Corp.), 0.10s, 8/15/20	P-1	1,700,000	1,700,000
			1,700,000
Total municipal bonds and notes (cost $523,835,622)			$569,865,697

PREFERRED STOCKS (0.9%)*	Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.	3,600,000	$3,907,080
Total preferred stocks (cost $3,600,000)		$3,907,080

COMMON STOCKS (0.0%)*	Shares	Value
Tembec, Inc. (Canada) †	1,750	$4,032
Total common stocks (cost $1,273,945)		$4,032

TOTAL INVESTMENTS
Total investments (cost $528,709,567)	$573,776,809

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $442,714,138.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

†	This security is non-income-producing.
##	Forward commitment, in part or in entirety (Note 1).

Managed Municipal Income Trust     37

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
At the close of the reporting period, the fund maintained liquid assets totaling $17,426,185 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector (concentrations) greater than 10% at the close of the reporting period (as a percentage of net assets):
Health care	34.8
Utilities	19.0
Transportation	16.2
Education	13.2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$4,032	$—	$—
Total common stocks	4,032	—	—
Municipal bonds and notes	$—	$569,737,553	$128,144
Preferred stocks	—	3,907,080	—
Totals by level	$4,032	$573,644,633	$128,144
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 other financial instruments represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38     Managed Municipal Income Trust

Statement of assets and liabilities 4/30/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $528,709,567)	$573,776,809
Cash	2,384,955
Interest and other receivables	8,944,897
Receivable for investments sold	160,000
Prepaid assets	63,224
Total assets	585,329,885
LIABILITIES
Payable for investments purchased	1,620,560
Payable for purchases of delayed delivery securities (Note 1)	805,553
Payable for compensation of Manager (Note 2)	771,991
Payable for custodian fees (Note 2)	4,145
Payable for investor servicing fees (Note 2)	37,183
Payable for Trustee compensation and expenses (Note 2)	187,120
Payable for administrative services (Note 2)	1,346
Payable for floating rate notes issued (Note 1)	13,543,146
Distributions payable to shareholders	2,002,289
Distributions payable to preferred shareholders (Note 1)	2,293
Preferred share remarketing agent fees	12,865
Other accrued expenses	127,256
Total liabilities	19,115,747
Series A remarketed preferred shares: (245 shares authorized and issued at $100,000 per share) (Note 4)	24,500,000
Series C remarketed preferred shares: (1,980 shares authorized and issued at $50,000 per share) (Note 4)	99,000,000
Net assets	$442,714,138
REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$438,162,082
Distributions in excess of net investment income (Note 1)	(1,827,407)
Accumulated net realized loss on investments (Note 1)	(38,687,779)
Net unrealized appreciation of investments	45,067,242
Total — Representing net assets applicable to common shares outstanding	$442,714,138
COMPUTATION OF NET ASSET VALUE
Net asset value per common share ($442,714,138 divided by 55,159,470 shares)	$8.03

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust     39

Statement of operations Six months ended 4/30/15 (Unaudited)
INTEREST INCOME	$14,457,785

EXPENSES
Compensation of Manager (Note 2)	$1,535,448
Investor servicing fees (Note 2)	111,876
Custodian fees (Note 2)	6,484
Trustee compensation and expenses (Note 2)	6,882
Administrative services (Note 2)	6,681
Interest and fees expense (Note 1)	38,135
Preferred share remarketing agent fees	93,141
Other	191,416
Total expenses	1,990,063
Expense reduction (Note 2)	—
Net expenses	1,990,063
Net investment income	12,467,722
Net realized gain on investments (Notes 1 and 3)	3,082,650
Net unrealized appreciation of investments during the period	759,898
Net gain on investments	3,842,548
Net increase in net assets resulting from operations	$16,310,270

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):
From ordinary income
Taxable net investment income	(1,114)
From tax exempt net investment income	(83,013)
Net increase in net assets resulting from operations (applicable to common shareholders)	$16,226,143

The accompanying notes are an integral part of these financial statements.

40     Managed Municipal Income Trust

	Statement of changes in net assets
	INCREASE /(DECREASE) IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$12,467,722	$25,394,878
	Net realized gain (loss) on investments	3,082,650	(1,580,019)
	Net unrealized appreciation of investments	759,898	35,555,357
	Net increase in net assets resulting from operations	16,310,270	59,370,216
	DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):
	From ordinary income
	Taxable net investment income	(1,114)	(2,448)
	From tax exempt net investment income	(83,013)	(129,347)
	Net increase in net assets resulting from operations (applicable to common shareholders)	16,226,143	59,238,421
	DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):
	From ordinary income
	Taxable net investment income	(212,345)	(389,402)
	From tax exempt net investment income	(11,883,896)	(25,610,465)
	Decrease from shares repurchased (Note 5)	(7,292,335)	(8,668,552)
	Total increase/(decrease) in net assets	(3,162,433)	24,570,002
	NET ASSETS
	Beginning of period	445,876,571	421,306,569
	End of period (including distributions in excess of net investment income of $1,827,407 and $2,114,761, respectively)	$442,714,138	$445,876,571
	NUMBER OF FUND SHARES
	Common shares outstanding at beginning of period	56,165,984	57,412,202
	Shares repurchased (Note 5)	(1,006,514)	(1,246,218)
	Common shares outstanding at end of period	55,159,470	56,165,984
	Remarketed preferred shares outstanding at beginning and end of period	2,225	2,225
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust     41

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**			Year ended
	4/30/15	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period (common shares)	$7.94	$7.34	$8.10	$7.37	$7.62	$7.17
Investment operations:
Net investment income[a]	.22	.45	.47	.48	.51	.52
Net realized and unrealized gain (loss) on investments	.08	.59	(.76)	.72	(.23)	.46
Total from investment operations	.30	1.04	(.29)	1.20	.28	.98
Distributions to preferred shareholders:
From net investment income	— [e]	— [e]	— [e]	— [e]	— [e]	(.01)
Total from investment operations (applicable to common shareholders)	.30	1.04	(.29)	1.20	.28	.97
Distributions to common shareholders:
From net investment income	(.22)	(.46)	(.47)	(.47)	(.53)	(.52)
Total distributions	(.22)	(.46)	(.47)	(.47)	(.53)	(.52)
Increase from shares repurchased	.01	.02	— [e]	—	—	—
Net asset value, end of period (common shares)	$8.03	$7.94	$7.34	$8.10	$7.37	$7.62
Market price, end of period (common shares)	$7.34	$7.17	$6.70	$8.37	$7.50	$7.73
Total return at market price (%) (common shares)[b]	5.45 *	14.18	(14.78)	18.52	4.47	25.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (common shares) (in thousands)	$442,714	$445,877	$421,307	$466,728	$423,921	$437,394
Ratio of expenses to average net assets (including interest expense) (%) [c,d,f]	.44 *	.91	.90	.89	1.03	.94
Ratio of net investment income to average net assets (%)[c]	2.77 *	5.69	5.91	6.12	7.04	7.03
Portfolio turnover (%)	6 *	14	15	15	17	17

42     Managed Municipal Income Trust

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2014	0.01%
October 31, 2014	0.02
October 31, 2013	0.02
October 31, 2012	0.02
October 31, 2011	0.01
October 31, 2010	0.02

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust     43

Notes to financial statements 4/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which we believe does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

44     Managed Municipal Income Trust

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $30,969,331 were held by the TOB trust and served as collateral for $13,543,146 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $2,405 for these investments based on an average interest rate of 0.03%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $529,143,988, resulting in gross unrealized appreciation and depreciation of $52,556,791 and $7,923,970, respectively, or net unrealized appreciation of $44,632,821.

At October 31, 2014, the fund had a capital loss carryover of $41,860,810 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,520,681	$7,649,808	$9,170,489	*
954,441	N/A	954,441	October 31, 2015
11,265,981	N/A	11,265,981	October 31, 2016
12,490,924	N/A	12,490,924	October 31, 2017
3,146,619	N/A	3,146,619	October 31, 2018
4,832,356	N/A	4,832,356	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Managed Municipal Income Trust     45

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the Series A remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the Series A remarketed preferred shares on April 30, 2015 was 0.110%. Each dividend period for the Series C remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the Series C remarketed preferred shares on April 30, 2015 was 0.110%.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average weekly net assets,
0.55%	of the next $500 million of average weekly net assets,
0.50%	of the next $500 million of average weekly net assets,
0.45%	of the next $5 billion of average weekly net assets,
0.425%	of the next $5 billion of average weekly net assets,
0.405%	of the next $5 billion of average weekly net assets,
0.39%	of the next $5 billion of average weekly net assets, and
0.38%	of any excess thereafter

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

46     Managed Municipal Income Trust

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $259, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$37,154,167	$39,974,035
U.S. government securities (Long-term)	—	—
Total	$37,154,167	$39,974,035

Note 4: Preferred shares

The Series A (245) and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Managed Municipal Income Trust     47

Note 5: Shares repurchased

In September 2014, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 1,006,514 common shares for an aggregate purchase price of $7,292,335, which reflects a weighted-average discount from net asset value per share of 9.85%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 977 shares of the fund (0.002% of the fund’s shares outstanding), valued at $7,845 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

48     Managed Municipal Income Trust

Shareholder meeting results (Unaudited)

April 23, 2015 meeting

At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes for	Votes against	Abstentions
46,612,031	1,683,664	1,082,249
At the meeting, each of the nominees for Trustees was elected as follows:
	Votes for	Votes withheld
Liaquat Ahamed	47,411,971	1,965,979
Ravi Akhoury	47,270,778	2,107,172
Barbara M. Baumann	47,436,595	1,941,355
Jameson A. Baxter	47,562,233	1,815,717
Charles B. Curtis	47,599,183	1,778,767
Robert J. Darretta	47,499,240	1,878,710
Katinka Domotorffy	47,460,401	1,917,549
Paul L. Joskow	47,543,519	1,834,431
Kenneth R. Leibler	47,577,654	1,800,296
George Putnam, III	47,495,137	1,882,813
Robert L. Reynolds	47,495,884	1,882,066
W. Thomas Stephens	47,422,226	1,955,724

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws,independent fund Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

The conversion of your Fund From Closed-End To Open-End status was not approved as follows:
Votes for	Votes against	Abstentions
3,397,452	19,581,169	955,213

All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust     49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

50     Managed Municipal Income Trust

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Managed Municipal Income Trust     51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

52     Managed Municipal Income Trust

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA700
294679 6/15

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 – November 30, 2014	184,497	$7.13	184,497	5,151,750
December 1 – December 31, 2014	374,737	$7.21	374,737	4,777,013
January 1 – January 31, 2015	70,414	$7.36	70,414	4,706,599
February 1 – February 28, 2015	241,634	$7.30	241,634	4,464,965
March 1 – March 31, 2015	108,120	$7.32	108,120	4,356,845
April 1 – April 30, 2015	27,112	$7.41	27,112	4,329,733

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 5,749,964 of its shares. The program renewed by the Board in September 2014, which is in effect between October 8, 2014 and October 7, 2015, allows the fund to repurchase up to 5,647,749 of its shares.
**
Information prior to October 7, 2014 is based on the total number of shares eligible for repurchase under the program, as amended through September 2013. Information from October 8, 2014 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2014.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015